UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2018

CNX Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36635	47-1054194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive Suite 400

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2018, CNX Midstream GP LLC (f/k/a CONE Midstream GP LLC), a Delaware limited liability company (the “General Partner”) and the general partner of CNX Midstream Partners LP (f/k/a CONE Midstream Partners LP), a Delaware limited partnership (the “Partnership”), appointed Timothy C. Dugan to replace Joseph M. Fink as Chief Operating Officer of the General Partner.

Mr. Dugan, age 56, has served as a director of the General Partner since January 3, 2018. Mr. Dugan has served as an Executive Vice President since September 20, 2016, and Chief Operating Officer of CNX Resources Corporation since January 28, 2014. Mr. Dugan held the same position at CONSOL Energy Inc. prior to its separation into two separate companies. Before being appointed to his current position, he was President and Chief Operating Officer of CNX Gas Corporation from May 2014 to December 2014 when he became President and Chief Executive Officer. Prior to joining CNX Gas Corporation, Mr. Dugan was Vice President – Appalachia South Business Unit at Chesapeake Energy Corporation. During his seven years with Chesapeake Energy, he held several titles, including Senior Asset Manager and District Manager. Mr. Dugan began his petroleum and natural gas engineering career in 1984 with Cabot Oil & Gas Corporation as a General Foreman and Field Consultant, and he held other industry related positions with progressing responsibility at various oil and gas companies. Mr. Dugan is a member of the Society of Petroleum Engineers.

Mr. Dugan is not a party to any (a) arrangement or understanding regarding his appointment as a director nor does he have any family relationships with any director, executive officer or person nominated or chosen by the Partnership to become a director or executive officer of the General Partner or (b) transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Likewise Mr. Dugan has not entered into any material plan, contract, arrangement or amendment in connection with his appointment as Chief Operating Officer of the General Partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX MIDSTREAM PARTNERS LP

By: CNX MIDSTREAM GP LLC, its general partner

By:	/s/ Donald W. Rush
Name:	Donald W. Rush
Title:	Chief Financial Officer and Director

Dated: January 19, 2018